UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

Humacyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39532	85-1763759
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 East North Carolina Highway 54 Durham, NC	27713
(Address of principal executive offices)	(Zip code)

(919) 313-9633

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HUMA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	HUMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The disclosure set forth under the caption "Operational Updates--Preliminary Financial Information for the Year Ended December 31, 2025" in Item 8.01, below, is incorporated herein by reference.

Item 8.01. Other Events.

Suspension and Termination of ATM Prospectus

On March 19, 2026, Humacyte, Inc. (the “Company”) delivered written notice to TD Securities (USA) LLC, as agent (“TD Cowen”), that it was suspending and terminating the prospectus, dated December 16, 2025 (the “ATM Prospectus”), relating to the sale of up to $60 million of the Company’s common stock, par value $0.0001 per share (“Common Stock”), that may be issued and sold pursuant to the Sales Agreement, dated as of December 16, 2025, by and between the Company and TD Cowen (the “Sales Agreement”). The Company will not make any further sales of its Common Stock pursuant to the Sales Agreement unless and until a new prospectus, prospectus supplement or registration statement is filed. Other than the suspension and termination of the ATM Prospectus, the Sales Agreement remains in full force and effect.

Investor Presentation

On March 19, 2026, the Company made available an investor presentation (the “Investor Presentation”), which the Company expects to use in connection with investor calls and/or conferences. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Operational Updates

The Company wishes to provide certain operational updates, as described further below.

Preliminary Financial Information for the Year Ended December 31, 2025

The Company has not finalized its financial statements as of and for the year ended December 31, 2025. Based on its current estimates, the Company expects to report that it had approximately $50.9 million in cash, cash equivalents and restricted cash as of December 31, 2025. Based on its current estimates, the Company expects to further report that it received approximately $2.0 million in total revenue, including $1.4 million in product revenue, for the year ended December 31, 2025. Based on its current estimates, the Company expects to report 61 unit sales of Symvess® for the year ended December 31, 2025. The actual amounts that the Company reports will be subject to its financial closing procedures and any final adjustments that may be made prior to the time its financial results for the year ended December 31, 2025 are finalized and filed with the SEC. The preliminary financial information included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, examined, compiled, or applied agreed-upon procedures with respect to the preliminary financial information and, accordingly, does not express an opinion or any other form of assurance with respect thereto. These estimates should not be viewed as a substitute for financial statements prepared in accordance with accounting principles generally accepted in the United States and they are not necessarily indicative of the results to be achieved in any future period. Accordingly, investors should not place undue reliance on these preliminary estimates. The Company assumes no duty to update these preliminary estimates except as required by law.

Commercial and Regulatory Updates

On March 4, 2026, the Company received a minimum purchase commitment of approximately $1.48 million of the Symvess acellular tissue engineered vessels (“ATEV”) to enable the education of surgeons, and the evaluation of Symvess by hospitals, in the Kingdom of Saudi Arabia (the “KSA”). The evaluation of Symvess is planned to be conducted in parallel with ongoing negotiations with a KSA-based entity for establishment of a joint venture and license to commercialize Symvess within the country. The Company has agreed to not engage in negotiation of commercialization rights within the KSA with any other party through July 2, 2026. Although the purchase commitment described above is binding, the establishment of a joint venture and license and the finalization of definitive terms are subject to further negotiation between the parties as well as the execution of definitive agreements between the KSA-based entity and the Company.

On March 16, 2026, the Company filed a Marketing Authorization Application (“MAA”) with the Ministry of Health of the State of Israel for approval of Symvess for the vascular trauma indication. In response to requests from surgeons, the Company is also pursuing methods of making Symvess available on a hospital-by-hospital basis in advance of any future MAA approval in Israel.

Risk Factor Updates

The Company has provided certain updates to its risk factors described under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, each filed by the Company with the U.S. Securities and Exchange Commission. A copy of these updated risk factors is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, the Company cautions you that these statements are based on a combination of facts and factors currently known by the Company and the Company’s projections of the future, about which the Company cannot be certain. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s plans and ability to commercialize Symvess and, if approved by regulatory authorities, the Company’s product candidates, successfully and on the Company’s anticipated timelines; the degree of market acceptance of and the availability of third-party coverage and reimbursement for Symvess and, if approved by regulatory authorities, the Company’s product candidates; the Company’s ability to manufacture Symvess and, if approved by regulatory authorities, the Company’s product candidates in sufficient quantities to satisfy the Company’s clinical trial and commercial needs; the anticipated benefits of the Company’s ATEV relative to existing alternatives; the Company’s plans and ability to execute product development, process development and preclinical development efforts successfully and on the Company’s anticipated timelines; the Company’s ability to design, initiate and successfully complete clinical trials and other studies for the Company’s product candidates and the Company’s plans and expectations regarding the Company’s ongoing or planned clinical trials; the anticipated characteristics and performance of the Company’s ATEVs; the implementation of the Company’s business model and strategic plans for the Company’s business; the Company’s ability to execute and achieve the expected benefits of the Company’s cost-saving measures and whether these efforts will result in further actions or additional asset impairment charges that adversely affect the Company’s business; and the timing or likelihood of regulatory filings, acceptances and approvals. The Company cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, changes in applicable laws or regulations, the possibility that the Company may be adversely affected by other economic, business, competitive and/or reputational factors, and other risks and uncertainties, including those described under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and Form 10-Q for the quarter ended September 30, 2025, each filed by the Company with the SEC, and in future SEC filings including this Current Report on Form 8-K. Most of these factors are outside of the Company’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. Except as required by law, the Company has no current intention of updating any of the forward-looking statements in this Current Report on Form 8-K. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Humacyte, Inc. Investor Presentation March 2026.
99.2	Risk Factor Updates, dated March 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMACYTE, INC.

Date: March 19, 2026	By:	/s/ Dale A. Sander
		Name:	Dale A. Sander
		Title:	Chief Financial Officer, Chief Corporate Development Officer and Treasurer

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